UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2013

CODESMART HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-180653	45-4523372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Waters Edge,
Congers, NY 10920
(Address of Principal Executive Offices)

(former name or former address, if changed since last report)
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Ira Shapiro, Chairman and CEO of CodeSmart Holdings, Inc. (the “Company” or “CodeSmart”), recently presented at the online investor conference held by RedChip Companies and set forth the following projections of the financial performance of  the Company:

•	Approximately $6,000,000 in gross revenues and net income of approximately $2,000,000 for the fiscal year ending December 31, 2013.

•	Approximately $60,000,000 in gross revenues and net income of approximately $26,000,000 for the fiscal year ending December 31, 2014.

•	Approximately $135,000,000 in gross revenues and net income of approximately $63,000,000 for the fiscal year ending December 31, 2015.

Cautionary Statements
In this Form 8-K, we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: global economic conditions; any changes of the policies of the implementation of ICD-10 coding systems; reduced demand for online courses; our ability to successfully launch programs on a timely basis; our ability to repay the currently outstanding indebtedness; our ability to sustain our competitive advantage and our reputation and brand; the risk of loss or misappropriation of or disputes over our intellectual property rights; our ability to realize the expected revenues from the new subscribers of our online education programs; our ability to respond to changes in technology, increased competition or pricing pressures; our ability to attract new subscribers for our programs; our ability to develop and produce new products and programs that reflect market demand; lower-than-anticipated market acceptance of new or existing products; our ability to maintain satisfactory labor relations and avoid work stoppages; availability of financing for working capital, capital expenditures, or other general corporate purposes, including our ability to comply with financial covenants; our suppliers' availability of financing for working capital, capital expenditures, R&D or other general corporate purposes; adverse changes in laws, government regulations or market conditions affecting our products; changes in liabilities arising from pension and other postretirement benefit obligations; our ability to attract and retain key employees; our ability to comply with the Dodd-Frank Act and other regulatory requirements and the potential costs of such compliance; our ability to consummate and integrate acquisitions and joint ventures; other unanticipated events and conditions that may hinder our ability to compete. It is not possible to foresee or identify all such factors and we make no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CodeSmart Holdings, Inc.

Date: July 3, 2013	By:	/s/ Ira Shapiro
Name: Ira Shapiro
Title: Chief Executive Officer